MagneGas

Revolutionary Liquid Waste to Energy Technology











Disclaimer: Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

- This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.
- Such statements include declarations regarding the intent, belief, or current expectations of the company and its management.
- Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's Reports.
- Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

MagneGas

Company Highlights

From Fuel Focus to Technology Focus

Patented, Sustainable, Disruptive Technology and Fuel Source	• Patented technology gasifies or sterilizes a variety of feedstock, producing a hydrogen-based fuel called MagneGas • Yields low emissions when burned with other fuels
Company Founded in 2007, Trading on NASDAQ	• Company founded in 2007, Trading on NASDAQ since August 2012.
World Class Technology	• Former Chairman and Chief Scientist, Dr. Ruggero Santilli, a former Harvard and MIT scientist developed MagneGas technology over 30+ years of research
Three Different Business Models	• Replace acetylene with MagneGas via retail and distribution • Gasification and sterilization units transform waste to energy • Co-combustion with traditional fuels reduces emissions
Growth Potential	• Growth is expected in sales of fuel for metal cutting and through strategic partnerships with waste treatment companies, electric companies and energy companies

MagneGas

A typical MagneGas™ Power Plant



Liquid Biomass:
Sewage, Sludge, Manure, Wasted Oils of all kinds; adjustable to customers' feedstock
Plasma Arc Through Technology™ (patented)
2 Carbon Electrodes inside (proprietary)
Liquid Biomass: hyper heated, releasing MagneGas™
storage
MagneGas™ The Power Gas of the Future
to applications
Heat
AC/DC
AC/DC
Compressor
Power Electronic Management (patented)
> Fluctuating DC from Renewable Energies manageable
Carbon residue, can be burned or used as fertilizer

Further information at: www.magnegas.com

Certain liquids require further testing, high volume processing of oil based liquids require mixing with water or other liquids, company currently using ethylene glycol to produce fuel. Carbon residue disposed

Three Targeted Industries -

New Business Line







	Energy	Waste Treatment	Industrial Gas
Value Proposition	The high flame temperature of MagneGas burns existing fuels cleaner through co-combustion*	MagneGas sterilizes quickly and efficiently using Plasma Arc Through™ technology*	MagneGas has many benefits over existing fuels and a safer production process to replace acetylene
Target markets	**Electricity Utilities**	**Waste Water Treatment**	**Industrial Gas**

* Based on analysis conducted in the USA and with MagneGas partners in Australia and Europe

MagneGas

5

MagneGas


Tarpon Spring Florida USA


Mobile Unit


Cocoa Florida USA


Benevento Italy


Beijing China

MagneGas *"Revolutionary Liquid Waste To Energy Solutions"*


LIQUID INPUTS
OIL BASED LIQUIDS
HAZARDOUS LIQUIDS
SEWAGE/SLUDGE
MANURES
GASIFICATION MODE
STERILIZATION MODE
APPLICATIONS
VEHICLE FUEL
METAL WORKING
1
H
Hydrogen
1.00794
HYDROGEN
IRRIGATION WATER
FERTILIZER

Plasma Arc Through™ How Is It Unique?

1. Submerged gasification
   - Gas is ready to use
   - Inherently more efficient[1]
2. Only Electricity, Liquid and Electrodes is Needed
3. Smaller Mobile Units
4. Liquid Flows Through Electrodes



Plasma Arc Through™ recycler units come in a range of sizes and through-put capacities and are built to fit flatbed trailers allowing for simple transportation and a small installed footprint

Note 1. Company opinion based on internal analysis

MagneGas

8

MagneGas – Simplicity Value Proposition

- High volume of liquid sterilized in Sterilization mode*
- Complete elimination of small quantity liquid in Gasification Mode
- Space savings over existing methods of treatment
- A versatile syngas and sterilized water are the results of the gasification process





MagneGas' First Business Line Uses Heat from the Plasma Arc System to Gasify or Sterilize Liquid Wastes

* Testing conducted by independent laboratories in the USA and Europe demonstrate sterilization of bio-contaminants

MagneGas

MagneGas – Simplicity Value Proposition

MagneGas Italy in partnership with one of the largest sewage treatment companies in Europe independently verifies that MagneGas treated sewage exceeds European norms for fertilization and irrigation





20 X Magnification of Pathogens

MagneGas technology transform sewage into a suitable fertilizer / irrigation alternative

MagneGas

Independent Sterilization Verification

1. Sewage
2. Sludge
3. Livestock Blood
4. Leachates

Sewage Sludge
Samples from 18-2-12

Sample Entry of Magne Gas Unit

PARAMETRO	
COD	
BOD	

BIOBIT

Benevento March 23, 2012

LABO CONSULT snc

A member of: INTERLAB Company Cooperative Ltd

TO:
GIULIANI INVIRONMENT SRL
PRINCIPE DI PIEMONTE ST.
CAMPOBASSO 86100

Subject: Magnegas analysis test results.

The following lists the results of the analysis of 2 samples of compost percolate (denominated sample number 1 as is and number 1 after treatment), and 2 samples of RSU waste percolate (denominated sample number 2 as is and number 2 after treatment) in connection with the tests carried out in Benevento at the MAGNEGAS plant. Analysis certificate available upon request.

PARAMETER	SAMPLE Number 1 as is	SAMPLE Number 1 after treatment	SAMPLE Number 2 as is	SAMPLE Number 2 after treatment
pH (number)	5.97	5.83	6.98	6.85
Conductivity at 20 °C (µS/cm)	15500	15100	220000	2220C
Total solids at 105 °C (%)	7.06	6.90	4.10	4.03
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

...biology analysis of blood residue in organic fluids ...rhouses; entry and exit from the Magnegas ...ycling system installed at the cooperative ...nte Valentino county, Benevento Industrial Area ...ntino county Benevento Industrial Area

...et ...L	Dry residue at 105 °C %	E. Coli cfu/100mL	Total Coliform cfu/100mL	Enterococcus cfu/100mL
	11.3			
	10.5	Negative	Negative	Negative
	9.8	Negative	Negative	Negative
	8.2	Negative	Negative	Negative

High Flame Temperature is Key Driver

The Very High Flame Temperature of 10,500F / 5,800C[1] Result in Cleaner Emissions and Splits Carbon from CO_2[2]

the City College of New York

1. 10,500F / 5,800C as independently verified by The City College of New York, USA.
2. Independent verification with EPA approved lab test is under way.

MagneGas

The "Hottest" Trend in Metal Working

MagneGas™ is a Triple Threat to the $5 Billion Global Acetylene Market

1) It's Less Expensive

Acetylene costs have risen 50-60% over the last 5 years[1]

2) It's Faster

BTUs directed, not dispersed – target area heats more quickly

3) It's Cleaner

Company believes burns cleaner than competitive industrial gases

4) Its Hotter

Measured 10,500F / 5,800C degree flame temperature[2]





Attributes	Acetylene	MagneGas
Slag	Significant	**Little to None**
Top Edge Rollover	Significant	**None**
Soot	Significant	**None**
Noxious/Harmful Fumes	Significant Hazard	**Minimal (yields 12% oxygen)**
Pooling if Leaked	Significant Hazard	**None (lighter than air)**
Porous Filler / Stabilizer	20% by Volume	**None**
Useable Gas in Cylinder	80%	**100%**

The Very High Flame Temperature of MagneGas and Resulting Very Low Emissions have Several Advantages over Competitive Industrial Gases Production Methods[3]

Note 1: Price increase estimate according to J&M Acetylene Manufacturing Co.
2. Flame temperature independently verified
3. Company opinion

MagneGas

Safer Production Method over Acetylene

MagneGas™ is a Triple Threat to the $5 Billion Global Acetylene Market

As Acetylene Production Is Increasingly Under Threat MagneGas Offers a Safer, Greener and Cleaner Alternative Production System[1]



MagneGas™

Replacing acetylene production with a cleaner, greener and safer process?

Note 1: Company Opinion

Progress in Metal Working Market

- ✓ Built 7 Refineries, Currently 1 in Michigan and 2 in Florida, 4 available for deployment or resale
- ✓ Hired Industry Experts with experience in AirGas, Matheson and Air Liquide
- ✓ Driving direct retail strategy in local Florida area and distribution model elsewhere
- ✓ Fire and Rescue market particularly interested in MagneGas safety, stability and speed of cutting

MagneGas is growing a retail distribution model in Tampa Florida, developing distributor relationship nationally and speaking with the largest companies in Industrial Gas regarding world wide distribution

GM | UNITED STATES NAVY* | onesteel | LVI SERVICES

MagneGas

*testing with Navy since 7/11

EPA Laboratory Combustion Results

Element	MagneGas™	Gasoline	EPA Standards
Hydro-carbons (gm/mil)	0.026	0.234	0.41
Carbon Monoxide (gm/mil)	0.262	1.965	3.40
Nitrogen Oxides (gm/mil)	0.281	0.247	1.00
Carbon Dioxide (gm/mil)	235	458	No EPA standard
Oxygen	9%-12%	0.5%-0.7%	No EPA standard

Note: The data were obtained using a Honda Civic adapted to run on natural gas and used with MagneGas™ without any change in timing and stochiometric ratio. The data on gasoline were obtained via the use of an identical Honda Civic running on gasoline. All data were obtained using the complex EPA routine simulating various city and mountain driving conditions.

MagneGas


Natural Gas
MagneGas
ANALISI GAS DI SCARICO
Nr.Serie 13860
TECNOTEST
TIPO STARGAS 898
OIML CLASSE 0
VERBALE N.
545/OIML/04/RM
10/07/2004
R P M 0 [1/min]
C O 2.537 [% vol]
C O 2 10.05 [% vol]
H C 169 [ppm vol]
O 2 0.57 [% vol]
N O 44 [ppm vol]
λ 0.929 [-]
TEMP. 93 [°C]
CONDIZIONI AMBIENTALI
Temperatura 18 [°C]
Pressione 995 [hPa]
Umidita'Rel. 68 [%HR]
DATA: 09/12/2010
ANALISI GAS DI SCARICO
Nr.Serie 13860
TECNOTEST
TIPO STARGAS 898
OIML CLASSE 0
VERBALE N.
545/OIML/04/RM
10/07/2004
R P M 0 [1/min]
C O 2.134 [% vol]
C O 2 12.35 [% vol]
H C 300 [ppm vol]
O 2 1.16 [% vol]
N O 273 [ppm vol]
CO cor 2.210 [% vol]
λ 0.976 [-]
TEMP. 99 [°C]
CONDIZIONI AMBIENTALI
Temperatura 18 [°C]
Pressione 994 [hPa]
Umidita'Rel. 68 [%HR]
DATA: 09/12/2010
ANALISI GAS DI SCARICO
Nr.Serie 13860
TECNOTEST
TIPO STARGAS 898
OIML CLASSE 0
VERBALE N.
545/OIML/04/RM
10/07/2004
R P M 0 [1/min]
C O 0.359 [% vol]
C O 2 6.88 [% vol]
H C 1 [ppm vol]
O 2 13.33 [% vol]
N O 1 [ppm vol]
CO cor 0.595 [% vol]
λ 1.904 [-]
TEMP. 52 [°C]
CONDIZIONI AMBIENTALI
Temperatura 17 [°C]
Pressione 996 [hPa]
Umidita'Rel. 71 [%HR]
DATA: 09/12/2010
ORA : 12:51
Nr.Serie 13860
TECNOTEST
TIPO STARGAS 898
OIML CLASSE 0
VERBALE N.
545/OIML/04/RM
10/07/2004
R P M 0 [1/min]
C O 0.022 [% vol]
C O 2 6.70 [% vol]
H C 0 [ppm vol]
O 2 11.85 [% vol]
N O 0 [ppm vol]
λ 1.883 [-]
TEMP. 45 [°C]
CONDIZIONI AMBIENTALI
Temperatura 12 [°C]
Pressione 1008 [hPa]
Umidita'Rel. 62 [%HR]
DATA: 08/02/2011
ORA : 13:36
17

Co-Combustion*

Traditional Combustion


Energy
Waste
Emissions
Power
Plant
OIL
Fuel

MagneGas Co-Combustion


Energy
Waste
Emissions
Power
Plant
OIL
Fuel

MagneGas

MagneGas

* Future Energy LLC (Australia) filed a provisional patent application to use MagneGas gas in co-combustion applications, it is shared 50% with MagneGas corp.

Co-Combustion[2]

1. CO_2 is Reduced 30-40%
2. Heat is Increased 50-100%
3. Nox & CO Reduced 50-90%
4. Particulates Almost Eliminated

MagneGas Co-Combustion



Energy
Waste Emissions
Power Plant
OIL
Fuel

Converting one coal fired power plant would provide MagneGas up to $~~4~~2M of revenue per year with a target market of 547 coal fired power plants in USA alone[2]

Using the Very High Flame Temperature of MagneGas the Co-Combustion Business Line Extracts More Energy and Releases Fewer Emission From Hydrocarbon Fuels

MagneGas

MagneGas

1. Testing conducted by MagneGas partners in Mexico, USA and Australia.
2. Company Opinion

Co-Combustion





Electricity Generation*	Coal	Coal & MagneGas	Diesel Power*	Diesel	Diesel & MagneGas
Oxygen	11 %	13 %	Oxygen	18 %	21 %
Carbon Dioxide (CO^2)	15 %	9 % **(40%)**	Carbon Dioxide (CO^2)	3 %	1 % **(66%)**
Carbon Monoxide (CO)	58 ppm	28 ppm **(52%)**	Carbon Monoxide (CO)	664 pm	57 ppm **(91%)**
Nitrous Oxides (NO^x)	160 ppm	46 ppm **(71%)**	Nitrous Oxides (NO^x)	148 ppm	10 ppm **(93%)**
Stack temp	371 C 700 F	3,000 C 5,400 F	Exhaust temp	89C 192F	23C 73F

MagneGas

*MagneGas is working with several technology partners world-wide to verify and commercialize co-combustion

Four Separate Co-Combustion Projects



1. In USA MagneGas Corp is working with a regional utility and confidential partner
2. In Mexico MagneGas is working with our partners CSE and the national utility
3. In Australia FutureEnergy LLC is working with a local university
4. In Italy MagneGas is negotiating contracts for testing with local partner and National Entity for Alternative Energy

MagneGas

Six Month Progress & Challenges Overcome

Key 2013 – 2014 Challenges

- ✓ Implemented customer centric R&D process
- ✓ Strict cost controls resulting in 30% cost reduction
- ✓ Independent board and new management drove step change in management and oversight*
- ✓ Improved collaboration globally resulted in Co-Combustion opportunity
- ✓ Internal R&D results in new smaller unit design
- ✓ More reactive and collaborative approach well received by customers

MagneGas

*The Santilli family beneficially owns 100% of outstanding preferred shares, amounting to voting rights of 100,000,000 votes

MagneGas' Recent Business Catalysts

Testing Enters Final Phase with US Navy

- Testing started over 2 years ago with the US Navy against six other cutting methods including plasma, laser and propylene
- Orders are being placed now for final side by side testing
- Speed, consumption and smoke opacity will be measured

"Given that a key objective of the US Navy is to reduce secondary smoke from their metal cutting applications we are confident that MagneGas will perform very well in this final phase" – Jack Armstrong, EVP Operations, MagneGas

MagneGas Signs Multiple Independent Industrial Gas Distributors

- MagneGas signs new distributors in Florida, Michigan and New York
- Existing distributors in Michigan, Pennsylvania and Florida continue to distribute fuel

"…there is no other gas on the planet that can cut some of these very large castings, we have found that only MagneGas can," - Project Manager at LVI

Recent Board Changes Create Independent Board

- With Dr. Santilli's resignation from Board and addition of key Board members, the Company has made the shift from family owned and operated to fully independent and added key leadership personnel.

MagneGas

MagneGas' Recent Business Catalysts

Fire and Rescue Services Adopting MagneGas

- Magnegas currently being tested as a replacement to Acetylene, Petrogen and Plasma cutters to be used on fire trucks for and extraction
- Currently approved at the NYFD and Clearwater FD

"It is easy to use, safer than conventional fuels, and has excellent metal cutting properties. It also fits seamlessly into our green initiatives program. For those reasons we are looking forward to the use of this new innovative product," stated Special Operations Fire Chief, Kent Watts

Pursuit of Co-Combustion Emission Reduction Projects & Strategic Alliances

- Multiple concurrent projects with MagneGas business partners and approved national testing labs in progress
- Internal tests show more efficient combustion and lower emissions with potential significant implications for energy industries

"This new technology improves the market use of MagneGas clean burning fuel and we are excited at the future potential of this application," David Johnston, Director, MagneGas Australia

Ramp up Efforts to Sell Equipment for Liquid Sterilization Systems

- Signed several new international brokers for equipment sales
- GM Testing in negotiation phase to pilot several projects
- Held World Wide Summit with Global Partners to Develop Markets

MagneGas

Future R&D Growth Drivers

Key 2013-2014 Research & Development Efforts

- ✓ 3rd Generation Gasification / Sterilization Unit Provision Patent Filed
- ✓ 2nd Generation non sacrificial electrodes Q4 2013
- ✓ Developing 2nd generation gas targeted launch date Q1 2014
- ✓ High pressure bulk storage for 2nd generation gas Q2 2014
- ✓ Small Mobile units for International Markets Designed Q1 2014
- ✓ Confirm with 3rd party reference organization co-combustion (Coal, Petroleum Coke & Oils)
- ✓ Develop benchtop units for rapid testing of target liquids
- ✓ New power systems with improved efficiency over off the shelf units
- ✓ Extraction and collection of Hydrogen from MagneGas
- ✓ Molecular bonding of MagneGas or Hydrogen to traditional fuels for 2nd generation co-combustion

MagneGas

Recently Appointed Independent Board Members

Robert Dingess Interim Chairman	Mr. Dingess has extensive experience in managing franchise operations. Most recently, Mr. Dingess served as the Chief Executive Officer of Ideal Management Services, Inc., since April, 2004. Previously, Mr. Dingess served as the Chief Executive and owner of Dingess & Associates, Inc., a healthcare consulting group and was a healthcare consulting partner with Ernst & Young.
Jacques Kerrest Director	Mr. Kerrest serves on numerous boards including Elephant Talk Communications (NYSE:ETAK); he is formerly a board member of CKX, Inc.. Previously served as CFO of Nasdaq listed ActivIdentity and Virgin Media, as well as NYSE-listed Equant, Inc. and Harte-Hanks, Inc.
William Staunton Director	Mr. Staunton III brings extensive experience in the semi-conductor industry, with specific background in Military and Space Contracting. Mr. Staunton has been the President of Accel–RF Corporation, a provider of RF Reliability Test Systems for compound semiconductor devices since 2012 and has held various director and leadership positions in technology companies.
Joe Stone Director	Mr. Stone has an extensive background in the oil and gas industry. He has been a partner at Pace Petroleum, LLC since 2006, a private oil and natural gas company. Prior to Pace, Mr. Stone was an SVP at Lehman Brothers within the Global Mergers & Acquisitions group.
Chris Huntington Director	Mr. Huntington co-founded the strategic consulting firm, New Energy Fund Advisors, LLC and co-founded Skyfuel, Inc, a solar thermal power technology company. In 2006, Mr. Huntington founded Redhook Renewable Energy Ventures, LLC, and previously worked at CNN as a financial news reporter.
Kevin Pollack, Esq Director	Mr. Pollack serves as President of Short Hills Capital LLC, CFO and Director of Lightlake Therapeutics Inc. (LLTP), and Director of Pressure BioSciences, Inc. (PBIO). He previously was at Paragon Capital, Banc of America Securities, and Sidley Austin. He is a magna cum laude Wharton graduate and Beta Gamma Sigma Vanderbilt JD/MBA graduate.

MagneGas has Recently Acquired Critical, Industry Specific Skills and Market Access to the Board and Management Team which will Drive Future Success

MagneGas

Capital Structure

	September 30, 2013
Basic Common Stock Issued and Outstanding	**23,109,109**
Class A Preferred Shares Outstanding *($.001 Par Value; No Coupon; 100,000 Voting Rights per Share – Controlled by Dr. Santilli & Family)*	1,000,000
Stock Options (@ $.85 to $1.50) (employee owned, vesting)	3,177,000
Stock Warrants (@$2.50)	15,000
Stock Warrants (@$3.00) (November 2011 PIPE Investors)	1,980,438
Stock Warrants (@$4.00) (March 2012 PIPE Investors)	1,067,687
Stock Warrants (@$1.35) (June 2013 Offering)	770,996

MagneGas Executed a Reverse Stock Split of 10:1 on June 26, 2012

MagneGas

Trading Summary – NasdaqCM: MNGA

	November 26, 2013
Stock Price	**$.60**
Market Cap (MM)	$14M
52 Week High/Low	$2.15 / $0.53
% of 52 Week High	4.6%
Avg. 3 Month Daily Volume (shares)	25,421


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MagneGas

MagneGas

Revolutionary Liquid Waste to Energy Technology








JULY 19, 2012
NASDAQ



Contact

COMPANY INFORMATION
150 Rainville Road Tarpon Springs, FL 34689 www.MagneGas.com

CONTACT
Luisa Ingargiola, CFO MagneGas Corporation 727-934-3448 Luisa.Ingargiola@MagneGas.com

MagneGas